UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     April 20, 2009

                              VITAL PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-127915               98-0464272
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                            No.)



    245 Drumlin Circle, Concord, Ontario, Canada                 L4K 3E4
     (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code   (905) 482-0200

                                Not Applicable.

          (Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 20, 2009, we filed a Certificate of Designation of Preferences, Rights and Limitations with the Delaware Secretary of State designating 100,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share
(the "Series A Preferred Stock").

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Each share of Series A Preferred Stock is convertible at any time, at the option of the holder, into 100 shares of our common stock. Except as otherwise provided by Delaware law, each share of Series A Preferred Stock shall entitle the holder to the number of votes equal to the aggregate number of shares of our common stock into which such holder's Series A Preferred Stock is convertible, multiplied by 30. Holders of our Series A Preferred Stock will vote together with the holders of our common stock, and any other capital stock of our Company having general voting rights, as a single class on all matter submitted to a vote of our stockholders.

If at any time after the common stock issuable upon conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reverse split or otherwise, each holder of Series A Preferred Stock has the right, but not the obligation, thereafter, to convert such stock into the kind and amount of stock and other securities and property receivable under such recapitalization, reclassification, reverse split or other change by holders of the maximum number of shares of common stock into which such shares of Series A Preferred Stock could have been converted prior to such recapitalization, reclassification or change.

The foregoing description of the Series A Preferred Stock is qualified in its entirety by reference to the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, dated April 20, 2009, filed as Exhibit 4.1 to this report and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number  Description

4.1 Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, dated April 20, 2009 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Vital Products, Inc.
                                          --------------------------
                                                (Registrant)

Date  April 24, 2009

                                          By:/s/ Michael Levine
                                          --------------------------
                                                 (Signature)

                                           Name: Michael Levine
                                          Title: Chief Executive Officer

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